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                                                                   EXHIBIT 23(C)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 26, 1996 included in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                          /s/  ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
August 19, 1996